Dreyfus Institutional Short Term Treasury Fund


                      Supplement dated February 1, 1999
                                   to the
                     Statement of Additional Information
                                    dated
                              February 1, 1999

      The following replaces the third sentence of the fourth full paragraph of the section of the Fund's Statement of Additional Information entitled:
"Management Agreement."

     As of January 28, 1999, each Fund's portfolio managers are: Messrs. Michael Hoeh, Roger King, John Koerber, C. Matthew Olson, and Gerald Thunelius.